UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 15th, 2007

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HIGH END VENTURES, INC.

(Name of Small Business issuer in its charter)

                   COLORAD0                                 333-133916               20-343739 1

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

1066 West Hastings Street, Suite 2610, Vancouver, BC v6e 3x2
Vancouver, British Columbia
Canada T2H 2K6

 (Address of principal executive offices)

(604)602-1717

(Registrant’s telephone number)

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 Item 8 01. Other Events

Nadir Walji of Vancouver, BC is appointed to the Board of Directors to serve until the next annual meeting and is herby elected CEO, President, Secretary/Treasurer of the corporation and its Chief Accounting Officer. Thomas Forzani resigned as of 5 pm Eastern time on February 15, 2007

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1

Board Minutes – February 15,2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February, 15/2007

HIGH END VENTURES, INC.

/s/ Nadir Walji

     Nadir Walji,  CEO, President   and Secretary/Treasurer